Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

Supplement Dated
April 29, 2022

to the

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX)
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV)

Statement of Additional Information
dated January 31, 2022

each a series of ETF Managers Trust
(collectively, the “Funds”)

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is $300. The standard fixed creation transaction fee and the standard fixed redemption transaction fee for the ETFMG Prime Junior Silver Miners ETF remain unchanged.

Please retain this Supplement with your Statement of Additional Information for future reference.